UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 9, 2005

EZENIA! INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-25882	04-3114212
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

14 Celina Ave, Suite 17-18, Nashua, NH        03063

(Address of Principal Executive Offices)         (Zip Code)

Registrant’s telephone number, including area code  (781) 505-2100

Item 2.02. Results of Operations and Financial Condition.

                On Tuesday, November 9, 2005  Ezenia! Inc. (the “Company”) issued a press release announcing its financial results for the quarter and nine month period ended September 30, 2005.

Item 7.01. Regulation FD Disclosure.

                The Company issued a press release, dated November 9, 2005, announcing financial results for the quarter and nine months ended September 30, 2005.  A copy of this press release is attached as Exhibit 99.1 hereto.  Pursuant to the rules and regulations of the Securities and Exchange Commission, the attached exhibit and the information set forth therein is deemed to be furnished pursuant to this Item 7.01, and shall not be deemed “filed” under the Securities Exchange Act of 1934.

Item 9.01. Financial Statements and Exhibits.

(c)           Exhibits.

                99.1         Ezenia! Inc. Press Release, dated November 9, 2005.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EZENIA! INC.

Dated: November 9, 2005	By:	/s/ Khoa D. Nguyen

Khoa D. Nguyen

Chief Executive Officer and

Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Ezenia! Inc. Press Release, dated November 9, 2005.